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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 20, 1997


                       MetLife Capital Funding Corp. III
    (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
        on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
            (Exact name of registrant as specified in its charter)

     Delaware                           333-23405              91-1788640
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)

                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
        (Former name or former address, if changed since last report.)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1 - 4    Not Applicable

ITEM 5 Attached, for the distribution date of June 20, 1997, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Report, filed as Exhibit 99.2.

ITEM    6      Not Applicable

ITEM    7      Exhibits

               List of Exhibits:

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of June 20, 1997.

               Exhibit 99.2 Servicer Report for the Distribution Date of June 20, 1997.

ITEMS 8 - 9    Not Applicable



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 1, 1997                     MetLife Capital Funding Corp. III




                                 By: /s/ Linda Foley
                                     --------------------------------
                                     Linda Foley
                                     Vice President and Chief Accounting Officer

Exhibit Index

               Exhibits

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of June 20, 1997.

               Exhibit 99.2 Servicer Report for the Distribution Date of June 20, 1997.

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